UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2018

Date of reporting period: November 28, 2018

Kavilco Incorporated Newsletter

November, 2018

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

Volume 13 Issue 2	November 2018

Dividend Declaration

On November 8 2018, the board of directors declared a cash dividend of $70.00 per share. This includes $4.61 per share of long term capital gain.

This dividend was paid to shareholders of record as of November 13, 2018. The board of directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 21, 2018.

As of November 21, 2018, Kavilco has made over fifty five million dollars in payments to shareholders;$55,323,378 dollars to be exact. We have distributed more than the entire net worth of Kavilco.

In 1990, shareholders elected to have Kavilco become a registered investment company which is exempt from federal income tax. This means that Kavilco Incorporated has saved shareholders $15,777,948 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $197,931 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Sincerely,

1000 2nd Avenue, Suite 3320 Seattle, WA 98104 Phone: 206-624-6166 Toll Free: 800-786-9574 Fax: 206-624-8953
Field Office One Copper Crescent Drive PO Box KXA-Kasaan Kasaan, Alaska 99924 Phone: 907-542-2214 Fax: 907-542-2215 www.kavilco.com
SHAREHOLDER CHANGE OF ADDRESS AND BANK ACCOUNT INFORMATION FOR DIRECT DEPOSIT CAN NOW BE DONE OVER THE PHONE
making it easier to keep your information current

Highlights of the Annual Meeting

Kavilco’s annual meeting of shareholders was held at The Landing in Ketchikan, AK and opened with a prayer by shareholder Rev. Randy Jones. The board of directors each introduced themselves and addressed the shareholders. President Louis L. Jones, Sr. gave welcoming remarks to the shareholders, guests, and family and a special welcome to the newest and very young shareholder Holly Patotzka (pictured on page 3) who was in attendance and very helpful picking out the drawing winners at the meeting .

After the Chief Financial Officer’s report to shareholders (see page 3), and the

(Continued on page 2)

Volume 13 Issue 2 KAVILCO NEWS Page 2

Highlights of the Annual Meeting (continued)

(Continued from page 1)

announcement of the dividends (page 1) and the election results (page 4) the floor opened up to Shareholders for questions. There were questions raised about bathroom facilities for the Whale House in Kasaan, indicating that they are needed. Mary Jones noted for those in attendance that the Willard Jones had started a Jones family tree before his passing. President Louis Jones, Sr. updated shareholders on the operations in Kasaan and read the following poem:

“If we knew each other Better”, by Annette Den-sted

If we knew each other better, We would quit our cold complaining We would praise where now we blame. And a hand of trust extend;

We would know each bears his burden If we knew each other better, Wears some hidden cross of shame, We would count each one a friend.

We would feel the heartaches bitter We can know each other better They so long alone have borne If we take the time to try,

If we knew each other better Little deeds of loving kindness We would praise instead of scorn. Make a better by-and-by;

If we knew each other better, Just a look of understanding

You and I and all the rest, Brings a touch with all mankind; Seeing down beneath the surface We can know each other better-

To the sorrows all unguessed, Yes,- seeking, we shall find.

Annual Dinner and Auction

At Kavilco Inc.’s annual dinner halibut and prime rib were on the menu and the Kasaan Haida Heritage Foundation (KHHF) auction also had many great items up for bid.The grand prize basket was donated by Terry Wanzer and included one night lodging at the Landing with restaurant credit and wine and goodies in a basket; this basket was won by Marie Miller. Other prizes included a red sequin glamour blanket donated by Linda White and won by Eleanor Hadden. Ron Leighton won a bear trivet, bear mug and a bear in the dollar auction, made by Mary Jones. Kimberley Wilson won the 50/50 draw and took home $500.A documentary produced and presented by Frederick O. Olsen, Jr., “The Surviving Sounds of Haida”, was very well received by shareholders, their family and friends. The KHHF did very well this year and is very grateful for all generous donations.

Volume 13 Issue 2

KAVILCO NEWS

Chief Financial Officer’s Report

At the annual meeting Chief Financial Officer Mr. Burns stated that the reinvestment risk still plagues Kavilco’s investment income (dividend and interest income.) That is, bonds that were purchased over seven years ago had substantially higher interest rates than those that are available in today’s bond market. The only alternative is to purchase dividend yielding stocks. Unfortunately, maturing bond yields were substantially higher than stock dividend yields. Over next year in a half $1,716,582 bonds will mature with yields ranging from 4.16% to 5.3%. Once again, it will be very difficult to overcome the loss of interest income. To try to make up for this loss in income, the board is working on a number of strategies involving capital gains from the sale of stocks. This may be an insurmountable task given the decline in major stock indexes so far this year and a global economic slowdown that has will eventually have a negative impact on America’s economy.

Scott Burns, CFO

Volume 13 Issue 2 KAVILCO NEWS Page 4
Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

•         We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Election Results

Louis L. Jones, Sr., Kenneth Gordon, and Frederick O. Olsen, Jr. were all re-elected to the Kavilco Board of Directors and the selection of Peterson Sullivan LLP, as put forward by the Board, was also ratified.

A total of 60.54% of the vote was returned this year by shareholders which was an increase of only 4% from last year. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

IT IS IMPORTANT THAT YOU VOTE EVERY YEAR!